UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2024

VIZIO HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40271	85-4185335
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 Tesla

Irvine, CA 92618

(Address of Principal Executive Offices and Zip Code)

(949) 428-2525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VZIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 19, 2024, VIZIO Holding Corp., a Delaware corporation (“VIZIO”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Walmart Inc., a Delaware corporation (“Walmart”), and Vista Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Walmart (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Sub will merge with and into VIZIO (the “Merger”), with VIZIO continuing as the surviving corporation of the Merger and a wholly owned subsidiary of Walmart.

On March 25, 2024, following informal discussions with the Federal Trade Commission and the Department of Justice (together, the “Antitrust Agencies”), Walmart notified the Antitrust Agencies that Walmart will voluntarily withdraw and refile the Hart-Scott-Rodino (“HSR”) notification and report form for the Merger in order to give the Antitrust Agencies additional time to review the proposed transaction. The parties originally filed their respective notification and report forms on February 26, 2024. Walmart’s HSR notification and report form was withdrawn effective as of March 27, 2024, and Walmart expects to refile on March 29, 2024. Upon renewing its filing on that date, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act will expire on April 29, 2024, at 11:59 p.m., New York City time, unless extended by a request for additional information.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events, including the timing of the proposed transaction and other information related to the proposed transaction. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern the proposed transaction and our expectations, strategy, plans or intentions regarding it. Forward-looking statements in this communication include, but are not limited to the expected filing timing of Walmart’s HSR notification and report form and the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. Actual outcomes or results could differ materially from the forward-looking statements as a result of: changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including conditions to the completion of the transaction, such as required regulatory clearance not being satisfied; closing of the transaction being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; Walmart and/or VIZIO being unable to achieve the anticipated benefits of the transaction; the acquired business not performing as expected; significant transaction costs associated with the transaction; the risk that disruptions from the transaction will harm the parties’ businesses, including current plans and operations; the ability of the parties to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; and other factors relating to the parties’ operations and financial performance discussed in their respective filings with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this communication are also subject to other risks and uncertainties, including those more fully described in filings with the Securities and SEC, including reports filed on Forms 10-K, 10-Q and 8-K and in other filings made by Walmart and VIZIO with the SEC from time to time and available at www.sec.gov. These forward-looking statements are based on current expectations. Such forward-looking statements are made as of the date of this communication, and VIZIO undertakes no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VIZIO HOLDING CORP.

Date: March 27, 2024	By:	/s/ Jerry Huang
Jerry Huang
General Counsel